UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 ____________________
FORM 8-K
 ____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 23, 2018
 ____________________
Robert Half International Inc.
(Exact name of registrant as specified in its charter)
____________________

Delaware	01-10427	94-1648752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2884 Sand Hill Road, Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (650) 234-6000
NO CHANGE
(Former name or former address, if changed since last report.)
 ____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02	Results of Operations and Financial Condition.
On October 23, 2018, Robert Half International Inc. issued a press release reporting earnings for the third fiscal quarter of 2018. A copy of the press release is attached hereto as Exhibit 99.1.
The foregoing information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such future filing.

Item 8.01	Other Events.
The Company’s prior filings contained disclosures regarding a complaint filed on March 13, 2014, in the Superior Court of California, San Diego County, by Plaintiff Leonor Rodriguez, on her own behalf and on behalf of a putative class of allegedly similarly situated individuals, alleging various claims against the Company including a claim under the California Labor Code Private Attorney General Act (“PAGA”).  On October 10, 2014, the Court granted a motion by the Company to compel all of Rodriguez’s claims, except the PAGA claim, to individual arbitration.  On September 11, 2018, the parties settled the individual arbitration claims for an amount immaterial to the Company and, on October 19, 2018, the Court dismissed the PAGA claim with prejudice.  Accordingly, the Company will not make disclosures regarding this case in its Securities and Exchange Commission filings filed subsequent to its quarterly report on Form 10-Q for the quarter ended September 30, 2018.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit	Description

99.1	Robert Half International Inc. October 23, 2018 Press Release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robert Half International Inc.

Date: October 23, 2018	By:	/s/ M. KEITH WADDELL
	Name:	M. Keith Waddell
	Title:	Vice Chairman, President and Chief Financial Officer